EXHIBIT 10




                                 EXTENSION AGREEMENT


               THIS EXTENSION AGREEMENT dated as of June 30, 1996, by and among ALLEGHENY LUDLUM CORPORATION, a Pennsylvania corporation (the "Borrower"), PNC BANK, NATIONAL ASSOCIATION, BANK OF AMERICA ILLINOIS, MELLON BANK, N.A., THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) and NATIONAL CITY BANK, PENNSYLVANIA as successor to INTEGRA BANK (the "Lenders") and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity (the "Agent").

               WHEREAS, the Borrower has requested and the Required Lenders have agreed, all pursuant to Section 2.7 of the Credit Agreement by and among the Borrower, the Lenders and the Agent (the "Agreement"), to extend the Termination Date.

               WHEREAS, the Borrower, the Lenders and the Agent desire to recognize that National City Bank, Pennsylvania is successor to Integra Bank.

               NOW, THEREFORE, the parties hereto agree as follows:

                    1. EXTENSION OF TERMINATION DATE. The Termination Date is hereby extended from June 30, 1998 to June 30, 1999.

                    2. NATIONAL CITY BANK. On and after the date hereof all references to Integra Bank in each of the Loan Documents shall be deemed to be references to National City Bank, Pennsylvania.

                    3. INCLUSION OF DEFINED TERMS. All terms defined in the Agreement shall have the same meanings herein as in the Agreement.

               WITNESS the due execution hereof with intent to be legally bound hereby.

          ALLEGHENY LUDLUM                   PNC BANK, NATIONAL
          CORPORATION, a Pennsylvania        ASSOCIATION as a Lender
          corporation                        and as Agent


          By:   /s/Robert S. Park            By:    /s/Lawrence W. Jacobs
               -----------------                  -----------------------
          Name: Robert S. Park               Name:  Lawrence W. Jacobs
               -----------------                  -----------------------
          Title:Vice President-Treasurer     Title: Vice President
               --------------------------          ----------------------
















          BANK OF AMERICA, ILLINOIS          MELLON BANK, N.A.


          By:   /s/Sandra S. Ober            By:   /s/Martin Hanning
               ------------------                 --------------------
          Name: Sandra S. Ober               Name: Martin Hanning
               ------------------                 --------------------
          Title: Vice President              Title:Vice President
                -----------------                  -------------------

          THE CHASE MANHATTAN BANK           NATIONAL CITY BANK,
          (National Association)             PENNSYLVANIA


          By:   /s/James H. Ramage           By:   /s/William S. Harris
               -------------------                ---------------------
          Name: James H. Ramage              Name: William S. Harris
               -------------------                ---------------------
          Title:Vice President               Title:Vice President
               -------------------                ---------------------